Exhibit 99.1

2024 Proposal No. 1—The Business Combination Proposal RESOLVED, as an ordinary resolution, that the entry by Corner Growth Acquisition Corp. (“CGAC”) into the Business Combination Agreement, dated 4 May 2023 as amended and restated on December 29, 2023 (the “Business Combination Agreement”), by and among CGAC, Noventiq Holdings PLC (“Noventiq”), Noventiq Holding Company (“Parent”), Noventiq Merger 1 Limited (“CGAC Merger Sub”) and Corner Growth SPAC Merger Sub, Inc. (“Noventiq Merger Sub”), a copy of which is attached to this proxy statement/prospectus as Annex A, pursuant to which, among other things, (i) CGAC will merge with and into CGAC Merger Sub (the “CGAC Merger”), with CGAC Merger Sub surviving the CGAC Merger and (ii) Noventiq Merger Sub will merge with and into Noventiq (the “Noventiq Merger,” and together with the CGAC Merger, the “Mergers”), with Noventiq surviving the Noventiq Merger as a wholly-owned subsidiary of Parent, which will become the parent/public company following the business combination, in accordance with the terms and subject to the conditions of the Business Combination Agreement, and the transactions contemplated by the Business Combination Agreement, be approved, ratified and confirmed in all respects. Proposal No. 2—The Merger Proposal RESOLVED, as a special resolution, that Corner Growth Acquisition Corp. (“CGAC”) be and is hereby authorized to enter into a plan of merger by and between CGAC and CGAC Merger Sub (“Plan of Merger”), a copy of which is attached to this accompanying proxy statement/prospectus as Annex D, and that the merger of CGAC with and into CGAC Merger Sub, with CGAC Merger Sub surviving the merger as a wholly-owned subsidiary of Noventiq Holding Company (“Parent”) and that all the undertaking, property and liabilities of CGAC shall vest in CGAC Merger Sub by virtue of such merger pursuant to the provisions of the Companies Act (as amended) and in accordance with the terms as set out in the Business Combination Agreement, dated 4 May 2023 as amended and restated on December 29, 2023, by and among CGAC, CGAC Merger Sub, Noventiq Holdings PLC, Parent and Corner Growth SPAC Merger Sub, Inc., a copy of which is attached to this accompany proxy statement/prospectus as Annex A (such merger, the “CGAC Merger”), be authorized, approved and confirmed in all respects. Proposal No. 3—The Charter Proposal RESOLVED, as an ordinary resolution, on a non-binding advisory basis, that material differences between the Amended and Restated Memorandum of Association and Articles of Association of Parent proposed to be adopted upon the closing of the Business Combination and CGAC’s existing amended and restated memorandum of association and articles of association, a copy of the Amended and Restated Memorandum of Association and Articles of Association of Parent proposed to be adopted upon the closing of the Business Combination is attached to this accompanying proxy statement/prospectus as Annex E, be approved, ratified and confirmed in all respects. Proposal No. 4—The Incentive Plan Proposal RESOLVED, as an ordinary resolution, that the 2024 Omnibus Incentive Plan (an equity-based incentive plan) of the Parent, a copy of which is attached to this proxy statement/prospectus as Annex F, be approved, ratified and confirmed in all respects. Proposal No. 5—The Adjournment Proposal RESOLVED, as an ordinary resolution, that the adjournment of the Extraordinary General Meeting (the “Meeting”) of Corner Growth Acquisition Corp. (“CGAC”) to a later date or dates be approved: (A) to the extent necessary to ensure that any required supplement or amendment to the accompanying proxy statement/ prospectus is provided to shareholders of CGAC, (B) in order to solicit additional proxies from shareholders of CGAC in favor of one or more of the proposals at the Meeting, or (C) to seek withdrawals of redemption requests from Shareholders. CORNER GROWTH ACQUISITION CORP. PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY. 188724 Corner Growth Acq. Corp. Proxy Card Rev1 Front YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY. IMMEDIATE - 24 Hours a Day, 7 Days a Week or by Mail Vote by Internet - QUICK  EASY  FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED  CONTROL NUMBER Signature______________________________ Signature, if held jointly__________________________________ Date_____________, 2024 When Shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by an authorized person. PROXY CARD THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1, 2, 3, 4 AND 5. Please mark your votes like this X FOR AGAINST ABSTAIN INTERNET – www.cstproxyvote.com Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares. Vote at the Meeting – If you plan to attend the virtual online extraordinary general meeting, you will need your 12 digit control number to vote electronically at the extraordinary general meeting. To attend: https://www.cstproxy.com/[ • ]/2024 MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided. Your Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet must be received by 11:59 p.m., Eastern Time, on [ • ], 2024. FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN

2024 188724 Corner Growth Acq. Corp. Proxy Card Rev1 Back Important Notice Regarding the Availability of Proxy Materials for the Extraordinary General Meeting of Shareholders to be held on [●], 2024 This notice of meeting and the accompanying proxy statement are available at https://www.cstproxy.com/[ ● ]/2024 The undersigned hereby appoints each of Marvin Tien and John Caddedu (each, a “Proxy”) as proxy, with the power to appoint a substitute to vote the shares that the undersigned is entitled to vote (the “Shares”) at the Extraordinary General Meeting of shareholders of Corner Growth Acquisition Corp. to be held on [●], 2024 at [●] Eastern Time, virtually via live webcast at https://www.cstproxy.com/ [ • ] /2024 or at any adjournments and/or postponements thereof. Such Shares shall be voted as indicated with respect to the proposals listed on the reverse side hereof and in the Proxy’s discretion on such other matters as may properly come before the Extraordinary General Meeting or any adjournment or postponement thereof. THE SHARES REPRESENTED BY THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO SPECIFIC DIRECTION IS GIVEN AS TO THE PROPOSALS ON THE REVERSE SIDE, THIS PROXY WILL BE VOTED FOR ALL PROPOSALS. PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY. (Continued and to be marked, dated and signed on reverse side)  FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED  PROXY CARD FOR THE EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS OF CORNER GROWTH ACQUISITION CORP. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS